DELAWARE VIP® TRUST (the “Trust”)

Delaware VIP International Value Equity Series

Supplement to the Delaware VIP International Value Equity Series’ Standard Class and Service Class
Summary and Statutory Prospectuses dated April 29, 2020 (the “Prospectuses”)

On Aug. 12, 2020, the Board of Trustees of the Trust approved a proposal to reorganize Delaware VIP International Value Equity Series (the “Acquired Series”) with and into Delaware VIP International Series (the “Acquiring Series”), both a series of the Trust (the “Reorganization”).

Effective one week before the Reorganization, the Acquired Series will be closed to new investors. It is anticipated that the Acquired Series’ shareholders will receive a prospectus/information statement in October 2020 providing them with information about the Reorganization and the Acquiring Series. The Reorganization is expected to take place in November 2020. The Acquired Series will continue to accept purchases (including reinvested dividends and capital gains) from existing shareholders until one week before the Reorganization.

PLEASE REVIEW THE PROSPECTUS/INFORMATION STATEMENT FOR MORE INFORMATION ABOUT THE ACQUIRING SERIES AND THE REORGANIZATION.
In addition, the following is added to the Prospectuses in the section entitled “What are the principal risks of investing in the Series?”:

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the mutual funds.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The mutual funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 10, 2020.